UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 17, 2006

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                            SPRINT NEXTEL CORPORATION
             (Exact name of registrant as specified in its charter)

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             Kansas                     1-04721                 48-0457967
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)



  2001 Edmund Halley Drive, Reston, Virginia                    20191
   (Address of principal executive offices)                   (Zip Code)


      Registrant's Telephone Number, Including Area Code: (703) 433-4000


          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Executive Chairman Security Plan

On April 17, 2006, the Human Capital and Compensation Committee of the Board of Directors of Sprint Nextel Corporation ("Sprint Nextel") established an overall security plan for Timothy Donahue, Executive Chairman. The plan is similar to the one adopted in May 2003 for Gary Forsee, Chief Executive Officer.

The security plan was recommended by an independent security consultant. As part of the security plan, Mr. Donahue will be required to use company aircraft in lieu of commercial aircraft for all travel, including personal travel.

Treatment of Equity-Based Awards in Spin-off of Local Communications Business

On April 17, 2006, the Human Capital and Compensation Committee also approved the specific formulas for adjustment or conversion of outstanding Sprint Nextel equity awards in the spin-off of Sprint Nextel's local communications business, which will be called Embarq Corporation. The formulas are consistent with the framework approved by the committee in December 2005 and reported in Sprint Nextel's Current Report on 8-K filed on December 16, 2005, except with respect to Sprint Nextel deferred shares that were issued by Nextel Communications, Inc. to its employees before the Sprint-Nextel merger. As required by the provisions in the award agreements relating to the deferred shares, the number of Sprint Nextel deferred shares covered by the awards will be adjusted upwards rather than the holders of the awards receiving deferred shares in Embarq.

Deferred Compensation Plans

On April 18, 2006,  the Board of  Directors  approved  amendments  to the Sprint
Executive Deferred Compensation Plan, the Director's Deferred Fee Plan and the Centel Directors Deferred Compensation Plan. The amendments, which will be effective at the time of the spin-off of Embarq, would

o establish an Embarq stock unit fund to be credited with share units representing the dividend of Embarq stock on the share units representing Sprint Nextel stock in the plans;
o provide participants in the plans the ability to redirect the share units representing Embarq stock into any other investment alternative available in the respective plans until December 31, 2006, after which the value of any remaining share units in the Embarq stock unit fund will be transferred into the fund representing Sprint Nextel stock; and
o authorize the Employee Benefits Committee (the "EBC") to make amendments to the plans for the purpose of legislative or regulatory compliance or administration of the plans.

The Sprint Nextel Deferred Compensation Plan provides under its terms that the EBC has authority to amend that plan. Consistent with the amendments to the other deferred compensation plans, it is expected that the EBC will amend the Sprint Nextel Deferred Compensation Plan, effective at the time Embarq is spun-off, to establish an Embarq stock unit fund similar to the fund that will be established for the other plans and to provide participants with the same ability to redirect the share units representing Embarq stock as described above.


Item 9.01 Financial Statements and Exhibits.

Exhibits.

The following exhibit is being filed with this report:

Exhibit No.       Description

   10.1 Summary of Executive Officer Benefits and Board of Directors Benefits and Fees

                                       1

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION

                                        By: /s/ Michael T. Hyde
                                            Michael T. Hyde
                                            Assistant Secretary

Date: April 21, 2006


                                       2

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                                 EXHIBIT INDEX

Exhibit No.       Description

   10.1 Summary of Executive Officer Benefits and Board of Directors Benefits and Fees